EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 10,1998 on the financial statements of Snyder Oil Corporation included in this Form 10-K, into Snyder Oil Corporation's previously filed Registration Statement File Nos. 33-34446, 33-45213, 33-54809, 33-64219
and 333-09877.






                                                ARTHUR ANDERSEN LLP



Fort Worth, Texas,
February 27, 1998